UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2024

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 207-2003

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

New Advisory Agreement

On May 28, 2024, Nuveen Churchill Private Capital Income Fund's (the “Fund”) shareholders approved a new investment advisory agreement (the “New Advisory Agreement”) by and between the Fund and Churchill PCIF Advisor LLC (“PCIF Advisor”), a wholly owned subsidiary of Churchill Asset Management LLC (“Churchill”), which became effective immediately. In connection with an internal reorganization of Churchill with respect to advisory services being provided to the Fund, PCIF Advisor will serve as the Fund’s investment adviser, rather than Churchill. PCIF Advisor is responsible for the overall management of the Fund’s activities under the New Advisory Agreement, and has delegated substantially all of its daily portfolio management obligations as set forth in the New Advisory Agreement to Churchill pursuant to the CAM Sub-Advisory Agreement (as described below). Notwithstanding the foregoing, there will be no changes to the advisory services provided to the Fund (including no changes in the personnel providing the advisory services). The New Advisory Agreement is identical to the prior advisory agreement, dated March 31, 2022, by and between the Fund and Churchill (as amended on August 3, 2022, January 10, 2023, and August 3, 2023, the “Prior Advisory Agreement”), including with respect to advisory fees, except that the initial term will begin upon the execution of the New Advisory Agreement.

The New Advisory Agreement will remain in effect for an initial two year period from May 28, 2024, its effective date, and thereafter from year-to-year, subject to approval by the Fund's board of trustees (the “Board”) or a vote of a majority of the outstanding voting securities of the Fund, and by approval of a majority of the independent trustees.

The foregoing description of the New Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Advisory Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Fee Waiver Agreement

As previously disclosed, on April 29, 2024, the Fund entered into a management and incentive fee waiver agreement (the “Prior Fee Waiver Agreement”) with Churchill, pursuant to which Churchill has agreed to extend the term of the initial fee waiver under the Prior Advisory Agreement, and (a) waive 50% of the management fee payable to the Adviser and (b) waive 100% of the incentive fee based on income payable to the Adviser for the period beginning June 1, 2024 until December 31, 2024. In connection with entering into the New Advisory Agreement, on May 28, 2024, the Fund entered into a new management and incentive fee waiver agreement (the “New Fee Waiver Agreement”) with the Adviser to continue to waive the management fee and the incentive fee on income pursuant to the same terms and for the same period set forth in the Prior Fee Waiver Agreement. For the avoidance of doubt, the New Fee Waiver Agreement does not amend the calculation of the management fee or the incentive fee based on income as set forth in the New Advisory Agreement. Other than the waiver contemplated by the New Fee Waiver Agreement, the terms of the New Advisory Agreement will remain in full force and effect.

The foregoing description is only a summary of the material provisions of the New Fee Waiver Agreement and is qualified in its entirety by reference to a copy of the New Fee Waiver Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

CAM Sub-Advisory Agreement

On May 28, 2024, the Fund's shareholders approved a sub-advisory agreement by and between PCIF Advisor and Churchill (the “CAM Sub-Advisory Agreement”), which became effective immediately. As described above, Churchill is responsible for the Fund's day-to-day portfolio management pursuant to the CAM Sub-Advisory Agreement. Under the terms of the CAM Sub-Advisory Agreement, Churchill: (i) identifies, evaluates and negotiates the structure of the Fund's investments (including performing due diligence on prospective portfolio companies); (ii) closes and monitors the Fund's investments; and (iii) determines the securities and other assets to be purchased, retained or sold by the Fund.

The CAM Sub-Advisory Agreement will remain in effect for an initial two year period from May 28, 2024, its effective date, and thereafter from year-to-year, subject to approval by the Board or a vote of a majority of the outstanding voting securities of the Fund, and by approval of a majority of the independent trustees.

The foregoing description of the CAM Sub-Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the CAM Sub-Advisory Agreement, which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

New NAM Sub-Advisory Agreement

On May 28, 2024, the Fund's shareholders approved a new sub-advisory agreement (the “New NAM Sub-Advisory Agreement”) by and among PCIF Advisor, Churchill, and Nuveen Asset Management, LLC (“Nuveen Asset Management”), which became effective immediately. Nuveen Asset Management will continue to provide the same advisory services to the Fund pursuant to the New NAM Sub-Advisory Agreement as it previously provided pursuant to the prior investment sub-advisory agreement, dated March 31, 2022, by and between Churchill and Nuveen Asset Management (as amended on August 3, 2022, the “Prior NAM Sub-Advisory Agreement”). The terms of the New NAM Sub-Advisory Agreement will continue to provide Nuveen Asset Management with broad delegated authority to oversee the Fund’s liquid investment allocation. The percentage of the Fund's portfolio allocated to the liquid investments strategy managed by Nuveen Asset Management will continue to be managed by, and be at the discretion of, Churchill.

The only changes to the New NAM Sub-Advisory Agreement relate to the internal reorganization described above, and are as follows: (i) adding PCIF Advisor as a party to the agreement to satisfy a technical requirement under the Investment Company Act of 1940, as amended, that requires the Fund or the investment adviser to be in privity of contract with a sub-adviser; and (ii) changing the calculation of the compensation payable by PCIF Advisor to Nuveen Asset Management. Under the Prior NAM Sub-Advisory Agreement, Churchill paid, monthly in arrears, 0.375% of the daily weighted average principal amount of the liquid investments managed by Nuveen Asset Management. Under the New NAM Sub-Advisory Agreement, PCIF Advisor will pay, monthly in arrears, 50% of the aggregate amount of the management fee payable to PCIF Advisor under the New Advisory Agreement associated with the liquid investments managed by Nuveen Asset Management at the direction of Churchill. Fees payable to Nuveen Asset Management will be borne entirely by PCIF Advisor, and will not be directly incurred by the Fund.

The New NAM Sub-Advisory Agreement will remain in effect for an initial two year period from May 28, 2024, its effective date, and thereafter from year-to-year, subject to approval by the Board or a vote of a majority of the outstanding voting securities of the Fund, and by approval of a majority of the independent trustees.

The foregoing description of the New NAM Sub-Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New NAM Sub-Advisory Agreement, which is attached hereto as Exhibit 10.4 and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.
Results of Annual Meeting of Shareholders

On May 28, 2024, the Fund held its virtual 2024 annual meeting of shareholders (the “Annual Meeting”). Shareholders of record at the close of business on March 28, 2024 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 337,853.236 Class S shares of beneficial interest, 361,639.603 Class D shares of beneficial interest, and 18,648,042.898 Class I shares of beneficial interest outstanding and entitled to vote. A quorum consisting of 11,278,496 shares of beneficial interest of the Fund were present or represented by proxy at the Annual Meeting.

The Fund’s shareholders voted on and approved four proposals at the Annual Meeting. The final voting results from the Annual Meeting were as follows:

Proposal 1 – Election of Seven Trustees

The following individuals, constituting all the trustee nominees named in the Fund’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2024, were elected to serve as trustees of the Board until the 2025 annual meeting of shareholders and until their respective successor is duly elected and qualified. The following votes were taken in connection with this proposal:

Director	Votes For	Votes Withheld
Kenneth Kencel	11,277,284	1,212
William Huffman	11,277,284	1,212
Michael Perry	11,275,101	3,395
Stephen Potter	11,277,284	1,212
James Ritchie	11,277,284	1,212
Dee Dee Sklar	11,277,284	1,212
Sarah Smith	11,277,284	1,212

Proposal 2 – Approval of New Advisory Agreement

The New Advisory Agreement was approved by the following vote:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
11,277,284	—	1,212	—

Proposal 3 – Approval of the CAM Sub-Advisory Agreement
The CAM Sub-Advisory Agreement was approved by the following vote:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
11,277,284	—	1,212	—

Proposal 4 – Approval of the New NAM Sub-Advisory Agreement
The New NAM Sub-Advisory Agreement was approved by the following vote:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
11,224,758	—	53,738	—

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Investment Advisory Agreement, dated as of May 28, 2024, by and between Nuveen Churchill Private Capital Income Fund and Churchill PCIF Advisor LLC
10.2	Management and Incentive Fee Waiver Agreement, dated May 28, 2024, by and between Nuveen Churchill Private Capital Income Fund and Churchill PCIF Advisor LLC
10.3	Investment Sub-Advisory Agreement, dated as of May 28, 2024, by and between Churchill PCIF Advisor LLC and Churchill Asset Management LLC
10.4	Investment Sub-Advisory Agreement, dated as of May 28, 2024, by and among Churchill PCIF Advisor LLC, Churchill Asset Management LLC, and Nuveen Asset Management, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: June 3, 2024	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President